 Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated September 17, 2014, relating to the financial statements and financial highlights which appear in the July 31, 2014 Annual Reports to Shareholders of John Hancock Funds II, including John Hancock Absolute Return Currency Fund, John Hancock Fundamental All Cap Core Fund, and John Hancock Fundamental Large Cap Value Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Funds II: John Hancock Emerging Markets Debt Fund, John Hancock Retirement Living 2010 Portfolio, John Hancock Retirement Living 2015 Portfolio, John Hancock Retirement Living 2020 Portfolio, John Hancock Retirement Living 2025 Portfolio, John Hancock Retirement Living 2030 Portfolio, John Hancock Retirement Living 2035 Portfolio, John Hancock Retirement Living 2040 Portfolio, John Hancock Retirement Living 2045 Portfolio, John Hancock Retirement Living 2050 Portfolio, John Hancock Retirement Living 2055 Portfolio each of which have a report date of October 17, 2014, and John Hancock Blue Chip Growth Fund, John Hancock Equity-Income Fund, John Hancock Spectrum Income Fund each of which have report date of October 22, 2014 relating to the financial statements and financial highlights which appear in the August 31, 2014 Annual Reports to Shareholders of the above referenced funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 26, 2015